SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 29, 2003
Date of report (Date of earliest event reported)

MOORE WALLACE INCORPORATED

(Exact name of registrant as specified in charter)

Canada	1-8014	98-0154502

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

6100 Vipond Drive, Mississauaga, Ontario, Canada	L5T 2X1

(Address of principal executive of offices)	(Zip code)

Registrant’s telephone number including area code: (905) 362-3100

(Former Name or former address, if changed since last report)

Item 9. REGULATION FD DISCLOSURE.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

     On October 29, 2003, the Company announced its financial results for the quarter ended September 30, 2003. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

     The information furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.

Exhibit Index.

     99.1      Earnings Press Release dated October 29, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOORE WALLACE INCORPORATED

By:	/s/ Theodore J. Theophilos
	Name:	Theodore J. Theophilos

	Title:	Executive Vice President,
Business and Legal Affairs
and Secretary

DATE: October 30, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued on October 29, 2003

3